MATRIX ADVISORS VALUE FUND

Supplement dated February 24, 2009 to
Prospectus dated October 28, 2008

Effective February 27, 2009, the Matrix Advisors Value Fund will no longer accept requests to exchange Fund shares for shares of the First American Prime Obligations Fund.

Accordingly, please note that the section entitled “Exchange Privilege” beginning on page 10 of the Prospectus is no longer applicable.

Please retain this Supplement with the Prospectus.